UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

Auddia Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-235891	45-425218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5755 Central Ave., Suite C

Boulder, Colorado 80301

Registrant’s telephone number, including area code: (303) 219-9771

Clip Interactive, LLC
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	AUUD	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock	AUUDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On February 16, 2021, Auddia Inc. (the “Company”) entered into an underwriting agreement, as amended (the “Underwriting Agreement”) with Maxim Group LLC (“Maxim” or the “Representative”), as representative of the underwriters set forth on Schedule 1 thereto (collectively, the “Underwriters”), relating to the Company’s public offering of 3,991,818 units at a price to the public of $4.125 per unit (the “Offering”), each unit consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and one Series A Warrant exercisable for five years to purchase one share of Common Stock at an exercise price of $4.5375 per share (the “Warrants”). Under the Underwriting Agreement, the Company agreed to grant the Underwriters’ a 45-day over-allotment option to purchase 598,772 additional shares of Common Stock, and/or 598,772 additional Warrants, pursuant to the Company’s registration statement on Form S-1 (File Nos. 333- 235891 and 33-253180) (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).

The Underwriting Agreement (as defined below) includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

On February 17, 2021 the Representative partially exercised the Over-Allotment Option by purchasing from the Company 598,772 Warrants.

On February 19, 2021, the closing of the Offering was completed, and the Company sold an aggregate of 3,991,818 shares of Common Stock to the Underwriters for total gross proceeds of $16.5 million. After deducting the underwriting commission and expenses, the Company received net proceeds of approximately $15.06 million.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement and the amendment thereto, dated February 19, 2021 (the “Underwriting Agreement Amendment”). Copies of the Underwriting Agreement and the Underwriting Agreement Amendment are attached as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Representative’s Warrant

On February 19, 2021, pursuant to the Underwriting Agreement, the Company issued a warrant (the “Representative’s Warrant”), which enables the Representative to purchase up to an aggregate of 8% of the aggregate number of shares of Common Stock sold in the Offering, at an exercise price equal to 125% of the price per unit sold in the Offering. . The Representative’s Warrant may be exercised beginning on August 19, 2021 (six months after the commencement of sales of the Offering) until February 19, 2026 (five years after the commencement of sales in the Offering).

The foregoing summary of the Representative’s Warrant is qualified in its entirety by reference to the full text of the form of Representative’s Warrant, a copy of which is attached as Exhibit 4.1 to this Report and is incorporated herein by reference.

A copy of the Underwriting Agreement has been filed as Exhibit 1.1 to this report, and is incorporated herein by reference. The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors or the public to obtain factual information about the current state of affairs of the Company.

The total expenses of the offering are estimated to be approximately $, which included the Representatives’ expenses relating to the offering.

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Warrant Agency Agreement

On February 16 2021, the Company also entered into a Warrant Agency Agreement with VStock Transfer LLC (the “Warrant Agency Agreement”), pursuant to which VStock Transfer LLC agreed to act as transfer agent with respect to the Warrants.

The foregoing summary of the Warrant Agency Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Offering, the Company’s Common Stock and Warrants began trading on The NASDAQ Capital Market on February 17, 2021 under the symbols “AUUD” and “AUUDW,” respectively.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2021, prior to the effectiveness of the Registration Statement, the Company completed a statutory corporate conversion from a Colorado limited liability company into a Delaware corporation (the “Corporate Conversion”) and, simultaneously, changed its name from Clip Interactive, LLC to Auddia Inc. As a result of the Corporate Conversion, all of the outstanding membership units and convertible notes, including accrued fees, of the limited liability company were automatically converted into shares of Common Stock in accordance with the provisions of a plan of conversion, dated February 16, 2021 (the “Plan of Conversion”). Also, in conjunction with the Plan of Conversion, the Company filed a Certificate of Incorporation with the State of Delaware and the Company adopted Bylaws

The foregoing descriptions of the Plan of Conversion, Certificate of Incorporation and Bylaws are qualified in their entirety by reference to the copies of each that are attached to this Report as Exhibits 2.1, 3.1, and 3.2, respectively, and are incorporated herein by reference

Item 8.01 Other Information.

On February 16, 2021 and February 19, 2021, the Company issued press releases announcing the pricing of the Offering and the closing of the Offering, respectively. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Report and are incorporated herein by reference.

The information disclosed under this Item 8.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 16, 2021, by and between the Company and Maxim Group LLC
2.1	Plan of Conversion, dated as of February 16, 2021.
3.1	Certificate of Incorporation of the Company.
3.2	Bylaws of the Company.
4.1	Form of Representative’s Warrant.
10.1	Warrant Agency Agreement, dated February 19, 2021 by and between the Company and VStock Transfer LLC.
99.1	Press Release, February 16, 2021
99.2	Press Release, February 19, 2021

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Auddia Inc.

	By:	/s/ Michael Lawless
		Name:	Michael Lawless
		Title:	President and Chief Executive Officer

Dated: February 22, 2021

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